UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Merck & Co., Inc.

(Name of Registrant as Specified in its Charter)

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MERCK & CO., INC. 2000 GALLOPING HILL ROAD KENILWORTH, NJ 07033 Your Vote Counts! MERCK & CO., INC. 2021 Annual Meeting Vote by May 24, 2021 11:59 PM ET D42943-P51882-Z79365 You invested in MERCK & CO., INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 25, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 25, 2021 9:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/MRK2021 *Please check the meeting materials for any special requirements for meeting attendance.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Leslie A. Brun For 1b. Mary Ellen Coe For 1c. Pamela J. Craig For 1d. Kenneth C. Frazier For 1e. Thomas H. Glocer For 1f. Risa J. Lavizzo-Mourey For 1g. Stephen L. Mayo For 1h. Paul B. Rothman For 1i. Patricia F. Russo For 1j. Christine E. Seidman For 1k. Inge G. Thulin For 1l. Kathy J. Warden For 1m. Peter C. Wendell For 2. Non-binding advisory vote to approve the compensation of our named executive officers. For 3. Ratification of the appointment of the Company’s independent registered public accounting firm for 2021. For 4. Shareholder proposal concerning a shareholder right to act by written consent. Against 5. Shareholder proposal regarding access to COVID-19 products. Against Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D42944-P51882-Z79365